UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Helmerich & Payne, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HELMERICH & PAYNE, INC. 1437 S. BOULDER AVENUE SUITE 1400 TULSA, OK 74119-3623 HELMERICH & PAYNE, INC. You invested in HELMERICH & PAYNE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 28, 2023. Vote Virtually at the Meeting* February 28, 2023 12:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/HP2023 The company will be hosting the meeting virtually via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/HP2023. Have the control number that is printed above available and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D94642-P83453 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to February 14, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Location: Meeting live via the Internet at www.virtualshareholdermeeting.com/HP2023 Vote by February 27, 2023 11:59 PM ET. For shares held in an employee benefit plan, vote by February 23, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D94643-P83453 1. Election of Directors 1c. Kevin G. Cramton 1a. Delaney M. Bellinger 1d. Randy A. Foutch 1b. Belgacem Chariag 1e. Hans Helmerich 1f. John W. Lindsay 1g. José R. Mas 1h. Thomas A. Petrie 1i. Donald F. Robillard, Jr. 1j. John D. Zeglis 2. Ratification of Ernst & Young LLP as Helmerich & Payne, Inc.’s independent auditors for 2023. 4. Advisory vote on the frequency of the advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For 3. Advisory vote on executive compensation. 1 Year